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Exhibit 1.1

                         A.C. MOORE ARTS & CRAFTS, INC.

                               2,932,500 Shares*
                                  Common Stock
                                 (no par value)

                                 --------------

                             Underwriting Agreement

                                                                  March __, 2002

Adams, Harkness & Hill, Inc.
Fahnestock & Co. Inc.
Wedbush Morgan Securities Inc.
 As representatives of the several
 Underwriters named in Schedule I hereto, c/o Adams, Harkness & Hill, Inc.
60 State Street
Boston, Massachusetts 02109

Dear Sirs:

         A.C. Moore Arts & Crafts, Inc., a Pennsylvania corporation (the "Company"), and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to issue and sell to you and the several Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 2,550,000 shares (the "Firm Shares") of common stock of the Company, no par value ("Common Stock"), of which 1,750,000 Firm Shares will be sold by the Company and 800,000 Firm Shares will be sold by the Selling Shareholders. In addition, solely for the purpose of covering over-allotments, if any, certain Selling Shareholders propose to grant the Underwriters the option to purchase up to an additional 382,500 shares (the "Optional Shares") of Common Stock. The Firm Shares and the Optional Shares, which the Underwriters elect to purchase pursuant to Section 3 hereof, are herein collectively called the "Shares".

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-76500) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement (including any


--------
         * Includes 382,500 shares subject to an option to purchase additional shares to cover over-allotments.


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         pre-effective amendments thereto) and any post-effective amendments thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and, to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement and incorporated by reference in the Rule 462(b) Registration Statement, if any, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or the Rule 462(b) Registration Statement, if any, at the time it became effective, each as amended at the time such part of such registration statement became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");


                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein.

                  (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable dates of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus taken in light of the circumstances under which they were made) not misleading;

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         provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                  (d) There are no contracts or other documents required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been described or filed as required; the contracts so described in the Prospectus to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company and its subsidiaries, as are party thereto, constitute valid and binding agreements of the Company and its subsidiaries, as are party thereto, and are enforceable in accordance with their respective terms against the Company and its subsidiaries, as are party thereto, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally, (ii) general principles of equity, whether considered in a proceeding at law or in equity and (iii) state or federal securities laws or policies relating to the nonenforceability of the indemnification provisions contained therein, and, to the Company's knowledge, such contracts are enforceable in accordance with their respective terms by the Company and its subsidiaries, as are party thereto, against the other parties thereto, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally, (ii) general principles of equity, whether considered in a proceeding at law or in equity and (iii) state or federal securities laws or policies relating to the nonenforceability of the indemnification provisions contained therein, and such contracts are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor, to the Company's knowledge, any other party is in breach of or default under any of such contracts, except as set forth in the Prospectus or for such breaches or defaults that will not result in a material adverse change in the business, assets, management, financial position or results of operations of the Company and its subsidiaries taken as a whole (hereinafter, a "Material Adverse Change");

                  (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth in the Prospectus or as would not have a Material Adverse Change; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of Common Stock pursuant to stock options granted by the Company pursuant to stock option plans or otherwise described in the Registration Statement and Prospectus or in documents incorporated by reference in the Registration Statement or Prospectus) or long-term debt of the Company or any of its subsidiaries (except for debt incurred in the ordinary course of business) or any Material Adverse Change, otherwise than as set forth in the Prospectus;


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                  (f) The Company and its subsidiaries have good title to all properties and assets described in the Prospectus as owned by it, in each case free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company; any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not result in a Material Adverse Change;

                  (g) Each of the Company and its subsidiaries has been duly incorporated and exists as a corporation in good standing under the laws of its respective jurisdiction of organization, each with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not result in a Material Adverse Change;

                  (h) The Company has an authorized capitalization as set forth in the Prospectus, and all the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description of the Common Stock contained in the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company (i) have been duly authorized and validly issued, are fully paid and non-assessable and (ii) except as disclosed in the Prospectus and for pledges pursuant to the Credit Agreement among the Company, Key Bank National Association, on its own behalf and as Administrative Agent thereunder, and First Union National Bank and for any liens, encumbrances or claims on the Company's assets created in the ordinary course of business, are owned of record by the Company or a wholly-owned subsidiary of the Company, free and clear of all liens, encumbrances or claims; except as disclosed in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations;

                  (i) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus; no preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement; no shareholder of the Company has any right, which has not been satisfied or waived, to require the Company to register the sale of any shares of capital stock owned by such shareholder under the Act in the public offering contemplated by this Agreement (except with respect to the Shares to be sold by the Selling Shareholders pursuant to this Agreement); no shareholder of the Company has any right to require the Company to

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         register the sale of any shares of capital stock owned by such shareholder under the Act in either the 180-day period or the 90-day period (as applicable to such shareholder) after the date of the Prospectus; and no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein;

                  (j) The Company has full corporate power and authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms;

                  (k) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or similar documents of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization, order, filing, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, filings, registrations or qualifications as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Shares by the Underwriters;

                  (l) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, would adversely affect the transactions contemplated by this Agreement or would, if adversely determined, result in a Material Adverse Change; no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which would result in a Material Adverse Change; and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which might be expected to result in a Material Adverse Change;


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                  (m) The Company and its subsidiaries possess all licenses, certificates, authorizations or permits that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted and which the failure to possess would result in a Material Adverse Change, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, would be expected to result in a Material Adverse Change;

                  (n) The Company and its subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, including without limitation those relating to occupational safety and health, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including without limitation those relating to the storage, handling or transportation of hazardous or toxic materials (collectively, "Environmental Laws"), except where such noncompliance with Environmental Laws would not, singly or in the aggregate, be expected to result in a Material Adverse Change;

                  (o) To the Company's knowledge, PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company, are independent public accountants within the meaning of the Act and the rules and regulations of the Commission thereunder;

                  (p) The consolidated financial statements and schedules of the Company, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements, and the results of operations and cash flows of the Company for the respective periods covered thereby; such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by the independent public accountants named in paragraph (o) above; no other financial statements or schedules are required to be included in the Registration Statement; and the selected financial data set forth in the Prospectus under the captions "Summary Consolidated Financial Data," "Capitalization," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Results of Operations" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Quarterly Results and Seasonality" present fairly the information set forth therein on the basis stated in the Registration Statement;

                  (q) Except as disclosed in the Registration Statement and Prospectus, the Company and its subsidiaries own or possess all trademarks, trade names, patent rights, copyrights, licenses, trade secrets and proprietary rights necessary to conduct their business as now conducted; the Company has not received notice of any infringement by the Company or its subsidiaries of trademark, trade name, patent, copyrights, licenses, trade secret, proprietary or other similar rights of others; and there is no claim of infringement being made against the Company regarding trademark, trade name, patent, copyright, license, trade secret, proprietary or other similar rights which, if adversely decided, would reasonably be expected to result in a Material Adverse


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         Change; except as disclosed in the Registration Statement and
         Prospectus, none of the technology employed by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or, to the Company's knowledge, any of their respective officers, directors, employees or consultants or otherwise in violation of the rights of any person, except for such violations that would not reasonably be expected to result in a Material Adverse Change; none of the Company or any of its subsidiaries and, to the Company's knowledge, none of its employees has received any written or oral communications alleging that the Company or any of its subsidiaries has violated or, by conducting its business as proposed, would violate any of the intellectual property or proprietary rights of any other person or entity; neither the operation of the business of the Company and its subsidiaries by the employees of the Company or any of its subsidiaries, nor the conduct of the business of the Company and its subsidiaries as proposed, will, to the Company's knowledge, result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, any material contract, covenant or instrument under which any of such employees is now obligated; and the Company and its subsidiaries have taken reasonable measures to prevent the unauthorized dissemination or publication of its confidential information or the confidential information of third parties in its possession;

                  (r) The Company and each of its subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns which have been required to be filed or has requested and obtained extensions thereof and has paid all taxes shown as due thereon; and, except as disclosed in the Registration Statement and Prospectus, the Company has not received any notice of any tax deficiency which has been or is reasonably likely to be asserted against the Company or any of its subsidiaries which would result in a Material Adverse Change;

                  (s) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (t) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts which it reasonably deems adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by companies engaged in businesses substantially similar to that of the Company, all of which insurance is in full force and effect;

                  (u) Since incorporation, neither the Company nor any of its subsidiaries has at any time (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof;



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                  (v) The Company has not taken and will not take, directly or indirectly through any of its directors, officers or controlling persons, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (w) The Company has filed a registration statement pursuant to
         Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to register the Common Stock. The Common Stock is listed and duly admitted to trading on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market System. The Company has timely filed a notification with the Nasdaq National Market System concerning the listing of the Shares to be issued by it and such Shares are listed and duly admitted to trading on the Nasdaq National Market System; and

                  (x) A.C. Moore Incorporated, Moorestown Finance, Inc., and Blackwood Assets, Inc. constitute the only subsidiaries of the Company.

         2. Representations and Agreements of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Power-of-Attorney and Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder;

                  (b) This Agreement and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Shareholder and each such document constitutes a valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms;

                  (c) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body with respect to such Selling Shareholder is required in connection with the sale of the Shares by such Selling Shareholder or the consummation by such Selling Shareholder of the transactions on his, her or its part contemplated by this Agreement and the Custody Agreement, except such as have been obtained under the Act or the rules and regulations thereunder and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares;



                                       8
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                  (d) The sale of the Shares to be sold by such Selling
         Shareholder hereunder and the performance by such Selling Shareholder of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract, agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of his, her or its material properties is bound or affected, or violate or conflict with the organizational documents, if any, of such Selling Shareholder any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to such Selling Shareholder;

                  (e) Such Selling Shareholder has, and at each applicable Time of Delivery (as defined in Section 5 hereof) will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances or claims except those created by this Agreement and the Custody Agreement; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances or claims, will pass to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance or claim or any other adverse claim within the meaning of the Uniform Commercial Code;

                  (f) Such Selling Shareholder has not taken and will not at any time take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of shares of Common Stock to facilitate the sale or resale of any of the Shares.

                  (g) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information about such Selling Shareholder furnished to the Company by such Selling Shareholder expressly for use therein, such statements contained in the Preliminary Prospectus and the Registration Statement in reliance thereon did, and such statements contained in the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each Selling Shareholder agrees to deliver to you prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

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         Each of the Selling Shareholders represents and warrants that certificates in negotiable form representing the Selling Shareholder Firm Shares and the Optional Shares to be sold by such Selling Shareholder have been placed in custody under the Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder to the Custodian (as defined in the Custody Agreement), and that such Selling Shareholder has duly executed and delivered a power-of-attorney, in the form heretofore furnished to you and included in the Custody Agreement (the "Power-of-Attorney"), appointing Lawrence H. Fine and Leslie H. Gordon, and each of them, as such Selling Shareholder's attorney-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine (subject to the provisions of the Custody Agreement) the purchase price to be paid by the Underwriters to such Selling Shareholder as provided in
Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

         Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power-of-Attorney, are to that extent irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If such Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be dissolved, or if such corporation or partnership should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares to be sold by such Selling Shareholder shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power-of-Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         3. Shares Subject to Sale.

                  (a) On the basis of the representations, warranties and agreements of the Company and the Selling Shareholders contained herein, and subject to the terms and conditions of this Agreement, (i) the Company and the Selling Shareholders agree to sell their respective Firm Shares to the several Underwriters and (ii) each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price per share of $_______, the respective number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in
         Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters; and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase the Optional Shares as provided below (i) each of the Selling Shareholders agrees, severally and not jointly, to sell his, her or its respective Optional Shares to the several Underwriters and (ii) each of the Underwriter agrees, severally and not jointly, to purchase, at the purchase price per share set forth in clause (a) of this Section 3, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter on Schedule I hereto and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder.

         The Selling Shareholders, as and to the extent indicated in Schedule II hereto, each hereby grants, severally and not jointly, to the Underwriters the right to purchase at their election up to 382,500 Optional Shares, respectively, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by the Selling Shareholders. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than three business days after the date of such notice.

         4. Offering. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         5. Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Adams, Harkness & Hill, Inc. may request upon at least forty-eight hours' prior notice to the Company and the Attorneys-in-Fact, shall be delivered by or on behalf of the Company and each of the Selling Shareholders to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds, all at the office of Adams, Harkness & Hill, Inc., 60 State Street, Boston, Massachusetts 02109. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Boston time, on March___, 2002 or such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., Boston time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty four hours prior to each Time of Delivery at such location as you may specify.

         6. Covenants of the Company. The Company agrees with each of the
Underwriters:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus of which you shall not have been previously advised and furnished with a copy or to which you shall have reasonably objected in writing promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required by law at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the

         Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the full fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
         Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
         158);

                  (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than (i) the sale of the Shares to be sold by the Company hereunder, (ii) the Company's issuance of shares upon exercise of outstanding options and the award of options under the Company's 1997 Stock Option Plan or any plan adopted by the Company and approved by its shareholders at the Company's 2002 Annual Meeting of Shareholders (the "New Stock Option Plan") and, (iii) the Company's issuance of shares of Common Stock in connection with the acquisition by the Company of another company or entity, provided that the terms of such issuance contractually prohibit the resale or other disposition of such shares of Common Stock through the date 180 days after the date of the Prospectus), without your prior written consent.

                  (f) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company generally, and deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the Nasdaq National Market or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a combined or consolidated basis to the extent the accounts of the Company and its subsidiaries are combined or consolidated in reports furnished to its shareholders generally or to the Commission);

                  (g) To use the net proceeds acquired by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds" and in a manner such that the Company will not become an "investment company" as that term is defined in the Investment Company Act;

                  (h) Not to file with the Commission any registration statement on Form S-8 relating to shares of its Common Stock prior to 180 days after the effective date of the Registration Statement (other than with respect to the Company's Employee Stock Purchase Plan which may be filed at any time); and

                  (i) Not to accelerate the vesting of any option issued under any stock option plan such that any such option may be exercised within 180 days from the date of the Prospectus (other than in connection with a sale of the Company).

         7. Covenants of the Selling Shareholders. Each Selling Shareholder agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares to be sold by such Selling Shareholder hereunder and the fees and expenses, if any, of counsel and accountants retained by such Selling Shareholder. The Company agrees with the Selling Shareholders to pay all costs and expenses incident to the performance of the obligations of the Selling Shareholders under this Agreement (except as set forth above), including, but not limited to, all expenses incident to the delivery of the certificates for the Shares to be sold by such Selling Shareholder, the costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto), all Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto, the expenses of qualifying the Shares to be sold by the Selling Shareholders under the state securities or Blue Sky laws, all filing fees and the reasonable fees and expenses of counsel for the Underwriters payable in connection with the review of the offering of the Shares by the NASD, and the cost of furnishing to the Underwriters the required copies of the Registration Statement, all Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; provided that each Selling Shareholder agrees to pay or cause to be paid its pro rata share (based on the percentage which the number of Shares sold by such Selling Shareholder bears to the total number of Shares sold) of all underwriting discounts and commissions.

         8. Expenses. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing, producing and reproducing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses and filing fees in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof and the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares; (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof and in connection with the Blue Sky survey (including the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Shares for offering and sale in connection with the directed share program), and the fees and expenses of counsel to the Underwriters incident to securing any required review by the NASD of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; and

(vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section 8. It is understood, however, that, except as provided in this Section 8, Section 10 and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         9. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, to the condition that all representations and warranties and other statements of the Company and each Selling Shareholder (if applicable) herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and each Selling Shareholder (if applicable) shall each have performed in all material respects all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Choate, Hall & Stewart, counsel to the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to this Agreement, the Registration Statement, the Prospectus and other related matters as you may reasonably request;

                  (c) Blank Rome Comiskey & McCauley LLP, counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, with respect to the matters set forth in Annex I hereto;

                  (d) On the effective date of the Registration Statement at a time prior to execution of this Agreement, at 9:30 a.m. Boston time on the effective date of the most recently filed post-effective amendment to the Registration Statement and at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to you, to the effect set forth in Annex II hereto;

                  (e) (i) Neither the Company nor any of its subsidiaries have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than issuances of Common Stock pursuant to the Company's 1997 Stock Option Plan) or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, assets, management, financial position or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (f) On or after the date hereof there shall not have occurred any of the following: (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the NASDAQ National market, or trading in securities generally or in the Shares shall have been suspended or materially limited on the NASDAQ National Market, or a general banking moratorium shall have been established by federal or New York authorities, or (ii) an outbreak or escalation of hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the judgment of the Representatives, to affect adversely the marketability of the Shares;

                  (g) The Shares to be sold by the Company at such Time of Delivery shall be listed and duly admitted to trading on the Nasdaq National Market System;

                  (h) Each director and officer of the Company and each Selling Shareholder shall have executed and delivered to you a lock-up agreement in form and substance reasonably satisfactory to you;

                  (i) The Company and each Selling Shareholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of such Selling Shareholder, respectively, in their capacities as such, reasonably satisfactory to you, as to the accuracy of the representations and warranties of the Company and of such Selling Shareholder, respectively, herein at and as of such Time of Delivery, as to the performance in all material respects by the Company and of such Selling Shareholder, respectively, of all of his, her or its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (e), (g) and (h) of this Section 9, and as to such other matters as you may reasonably request; and

                  (j) Counsel to each Selling Shareholder shall have furnished to you their respective written opinions, dated such Time of Delivery, in form and substance reasonably satisfactory to you, with respect to the matters set forth in Annex III hereto.

         10. Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act (each, a "Company Indemnified Party") against any losses, claims, damages or liabilities (a "Loss"), to which any Company Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any Company Indemnified Party for any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein.

                  (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act (each, a "Selling Shareholder Indemnified Party") against any Loss to which any Selling Shareholder Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any Selling Shareholder Indemnified Party for any legal or other expenses reasonably incurred by such Selling Shareholder Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that this indemnity shall apply with respect to such Selling Shareholder only to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Selling Shareholder specifically for use in the preparation thereof; and, provided, further, that such Selling Shareholder shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein. In no event shall any Selling Shareholder be liable or responsible under this Agreement for any amount in the aggregate in excess of the net proceeds received by such Selling Shareholder with respect to the Shares sold by such Selling Shareholder.

                  (c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, each Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act (each, an "Underwriter Indemnified Party") against any Loss to which any Underwriter Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse any Underwriter Indemnified Party for any legal or other expenses reasonably incurred by it or them in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification shall be available hereunder to any party who shall fail to give notice as provided in the preceding sentence if, and only to the extent that, the party to whom such notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the notice would have related and was materially prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders, respectively, bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no Selling Shareholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Shareholder with respect to the Shares sold by such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         11. Termination.

                  (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notifies you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or any Selling Shareholder, except for the expenses to be borne by the Company, any Selling Shareholder and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         12. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, each Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any Selling Shareholder, or any officer or director or controlling person of the Company or any Selling Shareholder and shall survive delivery of and payment for the Shares.

         13. Expenses of Termination. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor any Selling Shareholder shall then have any liability to any Underwriter except as provided in Section 8 hereof; but, if for any other reason this Agreement is terminated, the Company will reimburse the Underwriters through you for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but neither the Company nor any Selling Shareholder shall have any further liability to any Underwriter in respect of the Shares not so delivered except as provided in Section 8 hereof.

         14. Notice. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Adams, Harkness & Hill, Inc. on behalf of you as the Representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Adams, Harkness & Hill, Inc., 60 State Street, Boston, MA 02109, Attention: Russ Landon, with a copy to Roslyn G. Daum, Esq., Choate, Hall & Stewart, 53 State Street, Boston, MA 02109; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President, with a copy to Sol Genauer, Esq., Blank Rome Comisky & McCauley LLP, One Logan Square Philadelphia, PA 19103; and if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to the address of such Selling Shareholder set forth in
Schedule II hereto; provided, however, that any notice to an Underwriter pursuant to Section 10(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriter's Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         15. Miscellaneous.

                  (a) This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  (b) Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to the conflicts of laws principles thereof.

                  (d) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signors thereof.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         Any person executing and delivering this Agreement as Attorney-in-Fact for the Selling Shareholders represents by so doing that he has been duly appointed as Attorney-in-Fact by each Selling Shareholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.


                                Very truly yours,

                                A.C. MOORE ARTS & CRAFTS, INC.


                                By:
                                   -------------------------------------
                                   John E. Parker
                                   Chief Executive Officer

                                SELLING SHAREHOLDERS
                                (Named in Schedule II to the Agreement)


                                By:
                                   -------------------------------------
                                      Name:
                                      Title: Attorney-in-Fact


Accepted as of the date
hereof at Boston, Massachusetts

ADAMS, HARKNESS & HILL, INC.
FAHNESTOCK & CO. INC.
WEDBUSH MORGAN SECURITIES INC.


By:
   -----------------------------
   (Adams, Harkness & Hill, Inc.
    On behalf of each of
      the Underwriters)

                                   SCHEDULE I


---------------------------------------------------------------------------------------------------------------------
                                                                                   Number of Optional Shares to
                                              Total Number of Firm                   be Purchased if Maximum
                                             Shares to be Purchased                     Option Exercised
---------------------------------------------------------------------------------------------------------------------
Adams, Harkness & Hill, Inc.

---------------------------------------------------------------------------------------------------------------------
Fahnestock & Co. Inc.

---------------------------------------------------------------------------------------------------------------------
Wedbush Morgan Securities Inc.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL                                             2,550,000                                      382,500
---------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE II

---------------------------------------------------------------------------------------------------------------------
                                                Total Number of Firm Shares     Total Number of Optional Shares
                                                      to be Sold                           Shares to be Sold
---------------------------------------------------------------------------------------------------------------------
The Company                                               1,750,000                           ________

---------------------------------------------------------------------------------------------------------------------
John E. Parker                                              367,750                            191,250
c/o A.C. Moore Arts & Crafts, Inc.
500 University Court
Blackwood, New Jersey 08012

---------------------------------------------------------------------------------------------------------------------
Richard Lesser                                               64,500                           ________
c/o A.C. Moore Arts & Crafts, Inc.
500 University Court
Blackwood, New Jersey 08012

---------------------------------------------------------------------------------------------------------------------
Elaine & William Kaplan                                      70,000                           ________
Family Private Foundation
c/o Drake, Sommers, Loeb,
Tarshis & Catania, PLLC
One Corwin Court
Newburgh, New York 12550
Attention: Richard J. Drake, Esq.

---------------------------------------------------------------------------------------------------------------------
Kaplan Family Private Foundation                            148,875                             95,625
c/o Drake, Sommers, Loeb,
Tarshis & Catania, PLLC
One Corwin Court
Newburgh, New York 12550
Attention: Richard J. Drake, Esq.

---------------------------------------------------------------------------------------------------------------------
William & Elaine Kaplan                                     148,875                             95,625
Private Foundation
c/o Drake, Sommers, Loeb,
Tarshis & Catania, PLLC
One Corwin Court
Newburgh, New York 12550
Attention: Richard J. Drake, Esq.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL                                                     2,550,000                            382,500
---------------------------------------------------------------------------------------------------------------------